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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): July 26, 2004

                       TRANSACT TECHNOLOGIES INCORPORATED

             (Exact name of registrant as specified in its charter)




        Delaware                     0-21121                      06-1456680
(State or other jurisdiction  (Commission file number)         (I.R.S. employer
of incorporation)                                            identification no.)

7 Laser Lane, Wallingford, CT                                       06492
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:             (203) 269-1198
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

Exhibit  Description
-------  -----------
99.1     Press Release dated July 26, 2004 of TransAct Technologies Incorporated


Item 12. Results of Operations and Financial Condition.

The following information is being furnished pursuant to Item 12 "Results of Operations and Financial Condition" of Form 8-K. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On July 26, 2004, TransAct Technologies Incorporated issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       TRANSACT TECHNOLOGIES INCORPORATED

                       By: /s/ Steven A. DeMartino
                       ----------------------------------

                       Steven A. DeMartino
                       Executive Vice President and
                       Chief Financial Officer

Date: July 26, 2004




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                                  EXHIBIT LIST

The following exhibit is filed herewith.

Exhibit                Description
-------                -----------
99.1                   Press Release dated July 26, 2004 issued by TransAct
                       Technologies Incorporated.




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